Dreyfus

California Intermediate Municipal Bond Fund

SEMIANNUAL REPORT September 30, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments Year 2000 Issues (Unaudited)

and its share price.

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                            Dreyfus California Intermediate Municipal Bond Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus California Intermediate Municipal Bond Fund, covering the six-month period from April 1, 1999 through September 30, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica Wieboldt.

When the reporting period began, evidence had emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates twice during the summer of 1999, effectively offsetting most of last fall' s interest-rate cuts. Higher interest rates led to some erosion of municipal bond prices, especially toward the end of the reporting period.

In this environment, however, the yields of tax-exempt bonds have recently been quite attractive compared to the after-tax yields of taxable bonds of comparable maturity and credit quality. This is especially true for investors in the higher federal income tax brackets.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus California Intermediate Municipal Bond Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

October 15, 1999




DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did Dreyfus California Intermediate Municipal Bond Fund perform during the period?

The portfolio produced a -1.70% total return(1) over the six-month period ended September 30, 1999, compared with a total return of -1.46% for the California Intermediate Municipal Debt Funds category average over the same period.(2)

What is the fund's investment approach?

The fund' s objective is to seek as high a level of income exempt from federal and California state income taxes as is consistent with the preservation of capital. We also seek to provide a competitive total return consistent with this income objective.

In pursuing these goals, we employ two primary strategies. First, we tactically manage the portfolio's average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand adjustments. If we expect the supply of newly issued bonds to increase, we may reduce the portfolio' s average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio' s average duration to maintain current yields for as long as practical.

Second, we attempt to add value by selecting those tax-exempt bonds that we believe are most likely to provide an attractive total return.

What other factors influenced the fund's performance?

The fund was affected by rising interest rates over the past six months. Economies in Japan and Southeast Asia appear to have begun to recover, and the growth of the U.S. economy has been stronger than most analysts expected. This economic news raised concerns among some fixed-income investors that inflationary pressures might re- The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

emerge. In fact, the Federal Reserve Board increased short-term interest rates twice during the summer of 1999 in an attempt to forestall a reacceleration of inflation. Because the market anticipated these changes in monetary policy before they were announced, longer term tax-exempt yields had already risen by the time the interest-rate hikes were actually implemented.

In addition, the fund was affected by supply-and-demand factors in the municipal bond marketplace. Because strong economic conditions have reduced the need for California municipalities to borrow in the tax-exempt markets, there was substantially less issuance of new municipal bonds during the first nine months of 1999 compared to the same period one year ago. While demand has remained strong from individual investors seeking to reduce their income tax liabilities, demand from institutional investors such as insurance companies has fallen. This imbalance between supply and demand has recently boosted the rise of tax-exempt bond yields relative to taxable U.S. Treasury securities. As a result, municipal bonds -- including those from California issuers -- are currently offering tax-exempt yields that compare very favorably with taxable yields after adjusting for taxes.

What is the fund's current strategy?

We have continued to search for the most attractive values in the California municipal bond market. We have found such values, in our opinion, primarily in higher quality intermediate-term bonds. As bonds within the portfolio have been pre-refunded or called by their issuers, we have generally reinvested those proceeds in several ways: full coupon paper that supports the income stream, and issues selling at a discount to their face values. We found value in certain revenue bonds in the 5- to 7-year and 10- to 14-year maturity ranges. These bonds' prices may be temporarily depressed because their issuers -- such as utilities and hospitals -- have lagged the market.


In hindsight, the fund's duration was slightly longer that the average. Over the past few months we have come more in line with the average, giving the portfolio greater flexibility to capture prevailing yields for longer periods and take advantage of the potential for capital appreciation if interest rates begin to fall from current levels. However, we have kept some cash on hand to give us the flexibility we need to capture any Y2K-related opportunities as the new year approaches.

October 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                                      The Fund

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

STATEMENT OF INVESTMENTS

September 30, 1999 (Unaudited)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--96.3%                                                       Amount ($)   Value ($)
--------------------------------------------------------------------------------------------------------------------------

CALIFORNIA--91.3%

ABAG Finance Authority, COP (Episcopal Homes Foundation)

   5.25%, 7/1/2010                                                                            3,500,000  3,467,135

Alameda Corridor Transportation Authority, Revenue

   5.125%, 10/1/2014                                                                          2,500,000  2,446,250

Alta Loma School District
   Zero Coupon, 8/1/2015 (Insured; FGIC)                                                      1,000,000    409,690

Anaheim Public Finance Authority,
   Electric Systems Distribution Facilities, Revenue

   4.625%, 10/1/2027 (Insured; AMBAC)                                                         2,000,000  2,000,000

California Department of Water Resources,
   Water Systems Revenue

      (Central Valley Project):

         5.90%, 12/1/2005                                                                     1,175,000  1,273,394

         5.125%, 12/1/2011                                                                    2,000,000  2,014,040

California Educational Facilities Authority, Revenue:

   (Pooled College and University Project)
      5.375%, 4/1/2013 (Insured; MBIA)                                                        1,000,000  1,009,630

   (Stanford University) 5.25%, 12/1/2013                                                     1,500,000  1,515,600

California Health Facilities Financing Authority, Revenue:

   (Casa De Las Campanas) 5%, 8/1/2006                                                        1,985,000  2,009,515

   (Downey Community Hospital) 5.625%, 5/15/2008                                              5,450,000  5,507,116

   (Pomona Valley Hospital) 5.375%, 7/1/2009 (Insured; MBIA)                                  3,240,000  3,351,586

   (Saint Francis Memorial Hospital) 5.75%, 11/1/2003                                         1,130,000  1,197,179

California Housing Finance Agency, Revenue
   (Home Mortgage) 5.80%, 8/1/2003                                                              935,000    973,251

California Public Works Board, LR:

   (California State University) 5.25%, 10/1/2006                                             3,000,000  3,120,180

   (Department of Corrections-Imperial County)
      5.125%, 9/1/2009                                                                        4,000,000  4,088,880

   (Secretary of State) 6.10%, 12/1/2004 (Insured; AMBAC)                                     6,100,000  6,636,373

   (Various Community College Projects ):

      6%, 12/1/2008 (Insured; AMBAC)

         (Prerefunded 12/1/2002)                                                              3,975,000(a)4,280,201

      4.60%, 10/1/2013                                                                        3,000,000  2,739,000

California Statewide Community Development Authority:

  Apartment Development Revenue

  (Irvine Apartment Communities):

      5.05%, 5/15/2008                                                                        2,000,000  1,922,780

      5.10%, 5/15/2010                                                                        2,000,000  1,900,580

   COP, Revenue:

      (Huntington Memorial Hospital) 5.50%, 7/1/2010                                          4,000,000  4,130,040

      (The Internext Group) 4.25%, 4/1/2005                                                   2,500,000  2,424,200

      MFHR (Equity Residential) 5.20%, 12/1/2029                                              2,000,000  1,942,000


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)  Value ($)
--------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

California, Veterans 5.40%, 12/1/2014                                                         5,000,000  4,890,800

Central Coast Water Authority, Revenue
  (State Water Project, Regional Facilities)

   5.15%, 10/1/2009 (Insured; AMBAC)                                                          6,300,000  6,452,712

Central Valley Financing Authority,
   Cogeneration Project Revenue

   (Carson Ice) 5.25%, 7/1/2011 (Insured; MBIA)                                               2,000,000  2,015,360

Escondido Joint Powers Financing Authority, LR

   (California Center for the Arts)
   5.90%, 9/1/2010 (Insured; AMBAC)                                                           3,440,000  3,660,160

Foothill, Eastern Transportation Corridor Agency,
   Toll Road Revenue:

      5.25%, 1/15/2012 (Insured; MBIA)                                                        4,550,000  4,588,630

      Zero Coupon, 1/1/2013 (Prerefunded 1/1/2010)                                            2,000,000(a)1,698,340

Los Angeles City, Revenue:

  Harbor Department:

      6%, 8/1/2006                                                                            1,320,000  1,388,297

      6%, 8/1/2014                                                                            6,500,000  6,671,860

   Multi-Family (Earthquake Rehabilitation Projects)

      5.65%, 12/1/2025 (Insured; FNMA)                                                       10,000,000 10,278,400

   Mortgage 5.75%, 7/1/2002 (Insured; MBIA)                                                     295,000    299,841

Los Angeles County Capital Asset Leasing Corporation,
   Leasehold Revenue

   5.75%, 12/1/2004 (Insured; AMBAC)                                                          2,600,000  2,777,268

Los Angeles County Metropolitan Transportation Commission,
   Sales Tax Revenue

   5.50%, 7/1/2007                                                                            3,350,000  3,499,745

Los Angeles County Transportation Commission,
   Sales Tax Revenue

   5.75%, 7/1/2001 (Insured; FGIC)                                                            1,250,000  1,291,625

Los Angeles Department Water & Power, Electric Plant Revenue

   5.70%, 9/1/2011 (Insured; FGIC)                                                            3,500,000  3,654,980

Metropolitan Water District of Southern California,
   Waterworks Revenue 5.125%, 7/1/2011                                                        4,000,000  4,034,880

Oakland, COP (Oakland Museum)
   6%, 4/1/2012 (Insured; AMBAC)                                                              2,500,000  2,599,650

Oakland Redevelopment Agency

  (Central District Redevelopment-Senior Tax Allocation)

   5.75%, 2/1/2004 (Insured; AMBAC)                                                           1,500,000  1,593,330

Orange County:

   COP 5.70, 7/1/2010 (Insured; MBIA)                                                         6,445,000  6,796,124

   Public Financing Authority, Waste Management

   Systems Revenue 5.25%, 12/1/2004 (Insured; AMBAC)                                          4,280,000  4,441,313

                                                                                                                          The Fund


STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                             Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)   Value ($)
--------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Orange, MFHR (Villa Santiago Rehab Project)

   5.60%, 10/1/2027 (Insured: FNMA)                                                           1,445,000  1,478,466

Port Oakland, Revenue:

   Port 6.10%, 11/1/2003 (Insured; MBIA)                                                      1,245,000  1,333,930

   Special Facilities (Mitsui O.S.K. Lines Ltd.)

      6.40%, 1/1/2003 (LOC; Industrial Bank of Japan)                                         1,000,000  1,052,450

Riverside County Public Financing Authority, COP

   5.40%, 5/15/2009                                                                           1,875,000  1,808,887

Sacramento Cogeneration Authority,

  Cogeneration Project Revenue

   5.25%, 7/1/2012 (Insured; MBIA)                                                            1,900,000  1,914,592

Sacramento County

  (Community Facilities District Number 1):

      5.20%, 12/1/2007                                                                        1,115,000  1,103,738

      5.30%, 12/1/2008                                                                        1,225,000  1,212,909

      5.40%, 12/1/2009                                                                        1,230,000  1,215,806

San Diego County, COP (Burnham Institute):

   4.80%, 9/1/2003                                                                              400,000    401,900

   5.15%, 9/1/2006                                                                              600,000    602,922

   5.70%, 9/1/2011                                                                              800,000    805,808

San Francisco Bay Area Transit Financing Authority (Bridge Toll):

   5%, 2/1/2006                                                                               1,000,000  1,001,820

   5%, 2/1/2007                                                                               1,000,000    995,380

San Francisco City and County Airports Commission,

  International Airport Revenue:

      6.20%, 5/1/2015 (Insured; FGIC)                                                         1,325,000  1,383,565

      (Special Facilities Lease--SFO Fuel)
         5.25%, 1/1/2008 (Insured; AMBAC)                                                     2,575,000  2,650,344

San Francisco City and County Redevelopment Agency, LR

   (George R. Moscone) Zero Coupon, 7/1/2011                                                  1,700,000    898,994

San Mateo County Joint Powers Financing Authority, LR
   (Capitol Projects):

      5%, 7/15/2013 (Insured; FSA)                                                            1,180,000  1,152,907

      5%, 7/15/2014 (Insured; FSA)                                                            1,000,000    964,960

Santa Ana Housing Authority, MFHR
   (City Garden Apartments) 5.35%, 12/1/2006                                                  3,000,000  3,031,770

Southern California Rapid Transit District, Revenue

  (Special Benefit Assessment District)

   5.75%, 9/1/2005 (Insured; AMBAC)                                                           8,750,000  9,389,975



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)   Value ($)
--------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Stockton Health Facilities Authority, Revenue (Dameron Hospital):

   5%, 12/1/2005                                                                              1,240,000  1,225,616

   5.10%, 12/1/2006                                                                           1,305,000  1,289,196

   5.20%, 12/1/2007                                                                           1,300,000  1,282,567

Tri-City Hospital District, Revenue 5.375%, 2/15/2007                                         2,500,000  2,604,800

U.S. RELATED--5.0%

Commonwealth of Puerto Rico, Improvement Revenue:

   5.375%, 7/1/2005                                                                           3,000,000  3,106,170

   5.25%, 7/1/2014                                                                            2,000,000  1,962,600

Guam, LOR (Infrastructure Improvement)
   5.25%, 11/1/2009 (Insured; AMBAC)                                                          1,210,000  1,238,979

Puerto Rico Industrial, Tourist, Educational,
   Medical and Environmental Control Facilities

   Financing Authority, Industrial Revenue

   (Guaynabo Warehouse) 4.35%, 7/1/2006                                                       1,170,000  1,101,298

Virgin Island Water and Power Authority, Electric Systems:

   5.125%, 7/1/2003                                                                           1,140,000  1,164,077

   5.125%, 7/1/2011                                                                           1,000,000    980,040

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $181,018,357)                                                                                 183,348,401
--------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--1.4%
--------------------------------------------------------------------------------------------------------------------------

CALIFORNIA:

Irvine Ranch Water District, VRDN (Oats)

   3.50% (LOC; Landesbank Hessen-Thuringen Gi)                                                1,600,000  1,600,000

Orange County Sanitation District, COP, VRDN

   3.50% (LOC; National Westminster Bank PLC)                                                 1,000,000  1,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $2,600,000)                                                                                     2,600,000
----------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $183,618,357)                                                             97.7% 185,948,401

CASH AND RECEIVABLES (NET)                                                                         2.3%   4,309,668

NET ASSETS                                                                                       100.0% 190,258,069

                                                                                                                          The Fund


Summary of Abbreviations

AMBAC         American Municipal Bond                                   LOR         Limited Obligation Revenue
                 Assurance Corporation                                  LR          Lease Revenue
COP           Certificate of Participation                              MBIA        Municipal Bond Investors Assurance
FGIC          Financial Guaranty Insurance Company                                      Insurance Corporation
FNMA          Federal National Mortgage Association                     MFHR        Multi-Family Housing Revenue
FSA           Financial Security Assurance                              VRDN        Variable Rate Demand Notes
LOC           Letter of Credit

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              52.3
AA                               Aa                              AA                                               15.5
A                                A                               A                                                13.9
BBB                              Baa                             BBB                                               9.4
F1+, F-1                         MIG1, VMIG1 & P1                SP1, A1                                           6.9
Not Rated(c)                     Not Rated(c)                    Not Rated(c)                                      2.0
                                                                                                                 100.0

(A) BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT SECURITIES
WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE
MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(B) SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE SUBJECT TO PERIODIC
CHANGE.

(C) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

September 30, 1999 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                            183,618,357  185,948,401

Cash                                                                    728,338

Interest receivable                                                   2,726,436

Receivable for investment securities sold                               992,033

Receivable for shares of Beneficial Interest subscribed                  16,479

Prepaid expenses                                                          5,018

                                                                    190,416,705
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           100,946

Payable for shares of Beneficial Interest redeemed                        9,010

Accrued expenses and other liabilities                                   48,680

                                                                        158,636
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      190,258,069
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     190,452,392

Accumulated net realized gain (loss) on investments                  (2,524,367)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                             2,330,044
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      190,258,069
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                     14,132,728

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)
                                                                          13.46

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Six Months Ended September 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                       4,952,768

EXPENSES:

Management fee--Note 3(a)                                               586,808

Shareholder servicing costs--Note 3(b)                                  106,694

Professional fees                                                        23,378

Trustees' fees and expenses--Note 3(c)                                   15,003

Custodian fees                                                            9,638

Registration fees                                                         8,802

Prospectus and shareholders' reports                                      8,473

Loan commitment fees--Note 2                                                428

Miscellaneous                                                             8,634

TOTAL EXPENSES                                                          767,858

INVESTMENT INCOME--NET                                                4,184,910
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                 337,348

Net unrealized appreciation (depreciation) on investments            (7,952,348)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               (7,615,000)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (3,430,090)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                       September 30, 1999           Year Ended
                                               (Unaudited)      March 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,184,910            8,463,922

Net realized gain (loss) on investments           337,348            1,695,582

Net unrealized appreciation (depreciation)
   on investments                              (7,952,348)             703,204

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (3,430,090)          10,862,708
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (4,184,910)          (8,463,922)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  15,611,321           41,174,804

Dividends reinvested                            3,124,872            6,218,258

Cost of shares redeemed                       (23,298,819)         (50,353,450)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            (4,562,626)          (2,960,388)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (12,177,626)            (561,602)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           202,435,695          202,997,297

END OF PERIOD                                 190,258,069          202,435,695
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,139,133            2,950,296

Shares issued for dividends reinvested            229,079              445,102

Shares redeemed                                (1,702,152)          (3,612,791)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (333,940)            (217,393)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                      The Fund

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

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended
                                        September 30, 1999                     Year Ended March 31,
                                                            -------------------------------------------------------

                                                (Unaudited)    1999     1998     1997     1996     1995
-----------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                 13.99    13.82    13.27    13.27    13.02    13.08

Investment Operations:

Investment income--net                                 .29      .58      .59      .60      .62      .66

Net realized and unrealized
   gain (loss) on investments                         (.53)     .17      .55       --      .25     (.06)

Total from Investment Operations                      (.24)     .75     1.14      .60      .87      .60

Distributions:

Dividends from investment
   income--net                                        (.29)    (.58)    (.59)     (.60)   (.62)    (.66)

Net asset value, end of period                       13.46    13.99    13.82     13.27   13.27    13.02
-----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     (3.39)(a) 5.55     8.77      4.60    6.75     4.76
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                         .78(a)    .80      .79       .78     .65      .32

Ratio of net investment income
   to average net assets                             4.27(a)   4.19     4.35      4.48    4.66     5.13

Decrease reflected in above
   expense ratios due to
   undertakings by the Manager                          --      .02      .01       .04     .14      .47

Portfolio Turnover Rate                             9.64(b)   26.29    44.77     35.79   41.42    17.28
-----------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     190,258  202,436  202,997   210,790 230,357  239,948

(A)  ANNUALIZED.

(B)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus California Intermediate Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and State of California personal income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities.) Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $4,370 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.


The fund has an unused capital loss carryover of approximately $2,863,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 1999. If not applied, $2,142,000 of the carryover expires in fiscal 2004 and $721,000 expires in fiscal 2005.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on their pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from April 1, 1999 through September 30, 1999, to reduce the management fee paid by the fund, to the extent that the fund's aggregate annual expenses exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses exceed an annual rate of .80 of 1% of the value of the fund's average daily net assets. During the period ended September 30, 1999, there was no expense reimbursement.

(b) Under the Shareholder Services Plan, the fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended September 30, 1999, the fund was charged $54,251 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 1999, the fund was charged $40,861 pursuant to the transfer agency agreement.

(c) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within fifteen days following the date of issuance, including redemptions made through the use of the fund' s Exchange privilege. During the period ended September 30, 1999, redemption fees amounted to $18

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 1999, amounted to $18,553,662 and $26,626,144, respectively.

At September 30, 1999, accumulated net unrealized appreciation on investments was $2,330,044, consisting of $4,286,770 gross unrealized appreciation and $1,956,726 gross unrealized depreciation.

At September 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments) .



                                                                      The Fund

NOTES


                                                           For More Information

                        Dreyfus California Intermediate
                        Municipal Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager
                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

Custodian
The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor
Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 1999 Dreyfus Service Corporation                                   902SA999